UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2021

WORKSPORT LTD

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	35-2696895
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B1

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation and Amendment to Series A Preferred Stock Certificate of Designation

On April 15, 2021, the Board of Directors of Worksport Ltd, a Nevada corporation (the “Company”), and the holder of a majority of the Company’s outstanding voting capital stock approved and adopted the Company’s:

1.	Amended and Restated Articles of Incorporation (“Amended Articles”), a copy of which is filed as Exhibit 3.1 to this Form 8-K;
2.	Amendment to the Amended and Restated Certificate of Designation of the Company’s Series A Preferred Stock (“Amended Series A COD”), a copy of which is filed as Exhibit 3.1.1 to this Form 8-K; and
3.	Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Form 8-K

The Amended Articles and Amended Series A COD were filed with the Nevada Secretary of State on May 7, 2021 and were effective as of May 18, 2021 and May 19, 2021, respectively.

Amended and Restated Articles of Incorporation

The Amended Articles amended the authorized amount preferred stock, par value $0.0001 per share (the “Preferred Stock”), from 1,100,000 shares to 1,000,000 shares of “blank check” Preferred Stock.

The Amended Articles did not change the authorized amount of common stock, par value $0.0001 per share (the “Common Stock”), which remains 299,000,000 shares.

Amendment to the Amended and Restated Certificate of Designation of the Series A Preferred Stock

Background

On August 9, 2017, the Company filed a Certificate of Designation with the Nevada Secretary of State therein designating 1,000,000 shares of the Company’s Preferred Stock as Series A Preferred Stock. Each share of the Series A Preferred Stock had voting rights equal to 299 shares of the Company’s Common Stock.

On March 20, 2019, the Company amended and restated the Certificate of Designation of the Series A Preferred Stock such that:

1.	The holders of the Series A Preferred Stock were entitled to 51% of the total voting power of the Company; and
2.	The holders of Series A Preferred Stock were entitled to convert the Series A Preferred Stock into 51% of the issued and outstanding shares of Common Stock;

Amended Series A COD

The Amended Series A COD reduced the amount of authorized Series A Preferred Stock to 100 shares and removed the holders’ conversion rights.

The holders of the outstanding Series A Preferred Stock continue to be entitled to 51% of the voting power of the Company.

As previously reported by the Company on a Form 8-K filed with the Securities and Exchange Commission on May 10, 2021, Mr. Steven Rossi, the Company’s Chief Executive Officer and the then holder of 1,000 outstanding shares of Series A Preferred Stock (representing 100% of the outstanding shares of Series A Preferred Stock), agreed to the Amended Series A COD and returned 900 shares of Series A Preferred Stock to the Company in connection with his Employment Agreement, dated May 10, 2021.

Amended and Restated Bylaws

The Amended and Restated Bylaws have been updated to reflect that of Nevada law, instead of Florida law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No:	Description:
3.1	Amended and Restated Articles of Incorporation of Worksport Ltd, effective May 18, 2021
3.1.1	Amendment to the Amended and Restated Certificate of Designation of the Series A Preferred Stock of Worksport Ltd., effective May 19, 2021
3.2	Amended and Restated Bylaws of Worksport Ltd., adopted April 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD

Date: May 21, 2021	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)